UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
January 15, 2008
(Date of earliest event reported)
Volcom, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51382	33-0466919
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
1740 Monrovia Avenue
Costa Mesa, California 92627
(Address of principal executive offices) (Zip Code)
(949) 646-2175
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     The information set forth in Item 2.01 below is incorporated into this Item 1.01 by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets.
     On January 17, 2008, Volcom, Inc., a Delaware corporation (“Volcom”), acquired all of the outstanding membership interests of Electric Visual Evolution LLC, a California limited liability company (“Electric”), pursuant to the terms of an Agreement of Purchase and Sale, dated as of January 15, 2008 (the “Purchase Agreement”), by and among Volcom, Skelly Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Volcom, Electric and each of the members of Electric (the “Members”). Under the terms of the Purchase Agreement, Volcom will pay to the Members $25.25 million in cash upon the closing of the transaction, subject to certain indemnities and post-closing adjustments. The Members also will be eligible to earn up to an additional $21.0 million over the next three years upon achieving certain financial milestones. Electric will operate as a wholly-owned subsidiary of Volcom and will be maintained as a stand-alone brand.
     The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.
Item 7.01 Regulation FD
     Volcom issued a press release, dated January 16, 2008, announcing its acquisition of Electric. This press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
Pursuant to Item 9.01(a)(4) of Form 8-K, the financial statements required by Rule 3-05(b) of Regulation S-X (17 CFR 210.3-05(b)) will be filed by amendment not later than 71 calendar days after January 21, 2008.
(b) Pro Forma Financial Information.
Pursuant to Item 9.01(b)(2) of Form 8-K, the pro forma financial information required by Article 11 of Regulation S-X (17 CFR 210) will be filed by amendment not later than 71 calendar days after January 21, 2008.

(d) Exhibits.

2.1	Agreement of Purchase and Sale, dated as of January 15, 2008, by and among Volcom, Inc., a Delaware corporation, Skelly Acquisition Corp., a Delaware corporation and a wholly–owned subsidiary of Volcom, Electric Visual Evolution LLC, a California limited liability company, and each of the members of Electric Visual Evolution LLC

99.1	Press Release issued on January 16, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2008	By:	/s/ S. Hoby Darling
S. Hoby Darling
Vice President of Strategic Development, General Counsel

VOLCOM, INC.
EXHIBIT INDEX TO FORM 8-K

EXHIBIT NO.	ITEM
2.1	Agreement of Purchase and Sale, dated as of January 15, 2008, by and among Volcom, Inc., a Delaware corporation, Skelly Acquisition Corp., a Delaware corporation and a wholly–owned subsidiary of Volcom, Electric Visual Evolution LLC, a California limited liability company, and each of the members of Electric Visual Evolution LLC

99.1	Press Release issued on January 16, 2008